Filed pursuant to Rule 497(a)
File No. 333-282873
Rule 482ad

Capital Southwest Corporation Prices Public Offering of $350 million
5.950% Notes due 2030

DALLAS, September 9, 2025 - Capital Southwest Corporation (NASDAQ: CSWC) (the “Company”, “Capital Southwest”, “we”, “us” and “our”) is pleased to announce that it has priced an underwritten public offering of $350 million in aggregate principal amount of 5.950% notes due 2030 (the “Notes”). The Notes will bear interest at a rate of 5.950% per year, payable semi-annually, will mature on September 18, 2030 and may be redeemed in whole or in part at the Company’s option at any time prior to August 18, 2030, at par plus a “make-whole” premium, and thereafter at par. The Notes will be issued to the public at a price of 99.345% of the aggregate principal amount of the Notes, resulting in a yield-to-maturity of 6.104%. The offering is subject to customary closing conditions and is expected to close on September 18, 2025.

The Company intends to use the net proceeds from this offering to redeem in full the Company's outstanding 7.75% Notes due 2028 and the Company's outstanding 3.375% Notes due 2026, and to repay a portion of the outstanding indebtedness under the Company’s senior secured revolving credit facility (the “Corporate Credit Facility”) and/or the Company’s special purpose vehicle financing credit facility (the “SPV Credit Facility”). However, through re-borrowings under each of the Corporate Credit Facility and the SPV Credit Facility, the Company intends to make investments in accordance with its investment objective and strategies, and for other general corporate purposes, including payment of operating expenses.

Deutsche Bank Securities Inc., ING Financial Markets LLC, Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc., and Wells Fargo Securities, LLC are acting as active bookrunners for this offering. Citizens JMP Securities, LLC and Raymond James & Associates, Inc. are acting as passive bookrunners for this offering. B. Riley Securities, Inc., Oppenheimer & Co. Inc. and UBS Investment Bank are acting as co-managers for this offering.

Investors should carefully consider, among other things, Capital Southwest’s investment objective and strategies and the risks related to Capital Southwest and the offering before investing. The pricing term sheet dated September 9, 2025, the preliminary prospectus supplement dated September 9, 2025 and the accompanying prospectus dated October 29, 2024, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Capital Southwest and should be read carefully before investing.

A shelf registration statement relating to these securities is on file, and became effective immediately upon filing, with the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, or by calling toll-free at +1 (800) 503-4611; ING Financial Markets LLC, 1133 Avenue of the Americas, New York, New York 10036, or by calling toll-free at +1 (877) 446-4930; Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, or by calling toll-free at +1 (866) 718-1649; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, or by calling toll-free at +1 (888) 868-6856; or Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, Minnesota 55402, Attn: WFS Customer Service, or email: wfscustomerservice@wellsfargo.com or by calling toll-free at +1 (800) 645-3751.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.8 billion in investments at fair value as of June 30, 2025. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $50 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding Capital Southwest’s Notes offering, the expected net proceeds from the offering, and the anticipated use of the net proceeds of the offering. Forward-looking statements are statements that are not historical statements and can often be identified by words such as “will,” “believe,” “intends,” “may,” “could,” “expect” and similar expressions and variations or negatives of these words. These statements are based on management's current expectations, assumptions and beliefs. They are not guarantees of future results or events and are subject to numerous risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed in any forward-looking statement. These risks include risks identified in Capital Southwest’s filings with the SEC and risks related to the following, without limitation: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on our business and our portfolio companies; regulatory changes; tax treatment; our ability to operate Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP as small business investment companies; the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and our financial condition; an economic downturn or recession and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us; the impact of supply chain constraints on our portfolio companies; and the elevated levels of inflation and its impact on our portfolio companies and the industries in which we invest.

Readers should not place undue reliance on any forward-looking statements and are encouraged to review the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and Capital Southwest’s other SEC filings for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Investor Relations Contact:
Michael S. Sarner, President and Chief Executive Officer
214-884-3829